UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2017

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 26, 2017, RenaissanceRe Finance Inc. (“RRFI”), an indirect wholly owned subsidiary of RenaissanceRe Holdings Ltd. (the “Company”), and the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein. The Underwriting Agreement provided for the offer and sale (the “Offering”) of $300,000,000 aggregate principal amount of RRFI’s 3.450% Senior Notes due 2027 (the “Notes”), which Notes are guaranteed on a senior unsecured basis by the Company.

The Offering was made pursuant to a shelf registration statement on Form S-3 (Nos. 333-206233 and 333-206233-03) filed with the United States Securities and Exchange Commission (the “SEC”) on August 7, 2015 and a prospectus supplement filed with the SEC on June 28, 2017. The Offering of the Notes closed on June 29, 2017. In connection with the Offering, RRFI and the Company entered into several contracts as described below.

Underwriting Agreement

On June 26, 2017, RRFI, as issuer, and the Company, as guarantor, entered into the Underwriting Agreement with Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein, with respect to the Offering. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto, and is incorporated herein by reference.

Senior Indenture and First Supplemental Indenture

On June 29, 2017, RRFI, as issuer, the Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee, entered into a senior indenture (the “Senior Indenture”) and a first supplemental indenture (the “First Supplemental Indenture”). The Senior Indenture and the First Supplemental Indenture set forth the terms and conditions under which the Notes were issued as well as the rights and obligations of the parties thereto and of the holders of the Notes. Copies of the Senior Indenture and the First Supplemental Indenture are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Senior Debt Securities Guarantee Agreement

On June 29, 2017, the Company, as guarantor, and Deutsche Bank Trust Company Americas, as guarantee trustee, entered into a senior debt securities guarantee agreement (the “Senior Debt Securities Guarantee Agreement”). A copy of the Senior Debt Securities Guarantee Agreement is filed as Exhibit 4.3 hereto, and is incorporated herein by reference.

The foregoing descriptions of the agreements described above are qualified by reference to the agreements themselves, which are attached as exhibits to this report.

Item 8.01	Other Events.

On June 26, 2017, the Company issued a press release announcing that its subsidiary, RRFI, priced the Offering of the Notes. The press release announcing the pricing of the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated June 26, 2017, among RenaissanceRe Finance Inc., as issuer, RenaissanceRe Holdings Ltd., as guarantor, and Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Senior Indenture, dated as of June 29, 2017, among RenaissanceRe Finance Inc., as issuer, RenaissanceReHoldings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of June 29, 2017, among RenaissanceRe Finance Inc., as issuer, RenaissanceRe Holdings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.3	Senior Debt Securities Guarantee Agreement, dated as of June 29, 2017, between RenaissanceRe Holdings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as guarantee trustee.

5.1	Opinion of Willkie Farr & Gallagher LLP.

5.2	Opinion of Conyers Dill & Pearman Limited.

99.1	Press Release, dated June 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	By:	/s/ Stephen H. Weinstein
June 29, 2017		Stephen H. Weinstein
Senior Vice President, Group General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit #	Description

1.1	Underwriting Agreement, dated June 26, 2017, among RenaissanceRe Finance Inc., as issuer, RenaissanceRe Holdings Ltd., as guarantor, and Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Senior Indenture, dated as of June 29, 2017, among RenaissanceRe Finance Inc., as issuer, RenaissanceReHoldings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of June 29, 2017, among RenaissanceRe Finance Inc., as issuer, RenaissanceRe Holdings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.3	Senior Debt Securities Guarantee Agreement, dated as of June 29, 2017, between RenaissanceRe Holdings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as guarantee trustee.

5.1	Opinion of Willkie Farr & Gallagher LLP.

5.2	Opinion of Conyers Dill & Pearman Limited.

99.1	Press Release, dated June 26, 2017.